Investor Presentation December 31, 2024

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are based on assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which may continue to adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased FDIC insurance rates and assessments, or increased banking and consumer protection regulations, that may adversely affect the Company’s business and strategies; 4) Risks related to overall economic conditions, including the impact on the economy of a rising interest rate environment, inflationary pressures, and geopolitical instability, including the wars in Ukraine and the Middle East; 5) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate any pending or future acquisitions; 6) Costs or difficulties related to the completion and integration of pending or future acquisitions; 7) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 8) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 9) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 10) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 11) Risks presented by public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 12) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 13) Material failure, potential interruption or breach in security of the Company’s systems or changes in technology which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 14) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 15) Success in managing risks involved in any of the foregoing; and 16) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

Glacier Bancorp, Inc. 12/31/2024 Snapshot Ticker GBCI Total Assets $27.90 billion Gross Loans $17.26 billion Deposits $20.55 billion TCBV Per Share $18.71 Dividends $1.32 Stock Price $50.22 Market Cap $5.70 billion 3

Differentiated Bank Model • Genuine community banking model • Backed by resources and support of Glacier Bancorp • Strategy of growth through acquisitions and organically 4

Glacier is a “Company of Banks” 5

WY ID UT AZ NV WA CO MT • 17 Bank Divisions • 227 Locations (as of 12/31/2024) 6

Acquisition - Community Financial Group, Inc. • The January 31, 2024 acquisition complements GBCI’s existing strong loan and deposit portfolios and deepens its agricultural presence in one of the top Ag producing markets in the United States • Established a market-leading Eastern Washington franchise • The acquisition was consistent with Glacier’s long-term strategy of buying good banks in good markets with good people • A new bank division, Wheatland Bank, was formed upon combining with the North Cascades Bank division • The Wheatland Bank division is Glacier’s 7th largest division by asset size, with over $1.6 billion in assets and 250 employees 7

Acquisition - Community Financial Group, Inc. * Excludes $2.34 million of Loans Held for Sale Total assets $777,05 Cash and cash equivalents 12,926 Debt securities 187,183 Loans receivable * 450,403 Non-interest bearing deposits 277,651 Interest bearing deposits 339,304 Borrowings 58,500 Core Deposit Intangible 16,936 Goodwill 38,146 Fair Value of Select Assets and Liabilities Dollars in thousands 8

Acquisition - Six Montana Branches of HTLF Bank

- On July 19, 2024, Glacier Bank completed the acquisition of six Montana branch locations of the Rocky Mountain Bank division of HTLF Bank, a wholly owned subsidiary of Heartland Financial USA, Inc.
- The six branches Glacier Bank will acquire are located in :
  - Billings, MT – 2 locations
  - Bozeman, MT – 1 location
  - Plentywood, MT – 1 location
  - Stevensville, MT – 1 location
  - Whitehall, MT – 1 location
- The branches will join Glacier Bank divisions operating in Montana
- At closing, the acquired branches had $272 million of loans and $397 million of deposits

Billings, MT


Rocky Mountain Bank



Bozeman, MT



Whitehall, MT



Stevensville, MT



Plentywood, MT



Glacier Bancorp

9

Acquisition – Six Montana Branches Total assets $403,052 Cash and cash equivalents 76,781 Debt securities - Loans receivable 271,569 Non-interest bearing deposits 93,534 Interest bearing deposits 303,156 Borrowings 4,305 Core Deposit Intangible 11,808 Goodwill 27,780 Fair Value of Select Assets and Liabilities Dollars in thousands RMB GBCI 10

Bank of Idaho Holding Company Acquisition - Pending • Founded in 1985 and headquartered in Idaho Falls, Idaho • Full-service community bank, providing comprehensive financial services to businesses and individuals with 15 branch locations throughout Eastern Idaho, Boise Metro and Eastern Washington • Bank of Idaho has three dynamic market areas • Core Eastern Idaho markets with sticky, low-cost deposit base and long-term lending relationships (35+ year history in Eastern Idaho) • Opened a branch in the Boise market in early 2019 – has since grown to four branches and approximately $290 million of loans and $223 million of deposits in Boise (79% deposit CAGR and 53% loan CAGR since 2019) • Entered the Eastern Washington market in 2022 with the acquisition of five Eastern Washington branches from HomeStreet Bank • Expected closing in the second quarter of 2025 11

Bank of Idaho Holding Company Acquisition - Pending 12 • Acquisition complements Glacier’s existing strong loan and deposit portfolios and deepens its presence in several of the top growth markets in the United States • Aligns with Glacier’s long-term strategy of acquiring quality banks in strong markets with exceptional teams • Further strengthens a market-leading franchise across Idaho and Eastern Washington • Positions Glacier as the 3rd largest bank and largest community bank in the state of Idaho, based on deposit market share • Transaction positions Glacier as the 5th largest community bank in Eastern Washington • Synergistic expansion of Glacier’s existing footprint in Eastern Idaho, Boise Metro and Eastern Washington • Bank of Idaho will merge into three existing Glacier divisions: Wheatland Bank, Mountain West Bank and Citizens Community Bank

Bank of Idaho Holding Company Transaction Overview and Assumptions 13 Consideration Mix  100% stock consideration to BOID common shareholders  1.100x shares of Glacier stock for each BOID share  BOID options and stock appreciation rights will be cashed out for their in-the-money value Implied Transaction Value(1)  $234.3 million to common shareholders, or $52.47 per share(2)  $11.0 million to option and stock appreciation rights holders(3)  $245.4 million total transaction value Loan Credit Mark Estimate  Gross credit mark discount of $14.2 million, or 1.41% of BOID’s gross loans  95% allocated to non-PCD loans, or $13.5 million  Non-PCD credit mark accreted over 5 years using the sum-of-years’ digits methodology  Establishment of CECL reserve for non-PCD loans of $13.5 million, reflected in pro forma TBV at closing Other Adjustments and Fair Value Estimates  Loan interest rate mark premium of $3.2 million, or 0.32% of BOID’s gross loans, amortized over 5 years using the sum-of-years’ digits methodology  Core deposit intangible of 1.75%, or $15.5 million, amortized over 10 years using the sum-of-years’ digits methodology  Elimination of BOID’s AOCI of $(9.4) million, accreted over 6 years using the sum-of-years’ digits methodology  Fixed asset write-up of $3.3 million; amortized over 20 years straight-line  Net fair value adjustment of $0.4 million for CDs and subordinated debt combined Cost Savings  Cost savings of 30.0% of BOID’s non-interest expense  30.0% realized in 2025, 80.0% realized in 2026 and 100.0% thereafter Durbin Impact  Estimated reduction of BOID’s interchange income by approximately $0.5 million annually, pre-tax Transaction Expenses(4)  Estimated one-time transaction costs of approximately $17.7 million, pre-tax Price Protection  Fixed exchange ratio with collars set between $35.74 and $53.60 (+/- 20% from GBCI stock price in LOI) Minimum Tangible Equity  $122.1 million at closing  Excess tangible common equity, net of any adjustments for BOID’s final transaction expenses, to be paid out to BOID shareholders at closing Expected Closing  Second Quarter of 2025 (1) Based on GBCI closing price of $47.70 on 1/10/2025 (2) Includes 4,420,332 BOID shares and 45,413 RSUs which will vest at closing (3) Includes 370,725 options with a weighted average exercise price of $24.87 and 24,291 SARs with a weighted average grant price of $19.08 (4) Including employment and benefit plan costs, data contract termination and conversion costs and combined professional and advisory fees

Pending* $1,293M Assets July 2024 Six Montana Branches GBCI Acquisition History – 2013 through 2024 • Long history of adding high quality community banks that fit the Glacier banking model May 2013 $301M Assets July 2013 $330M Assets August 2014 $349M Assets February 2015 $176M Assets October 2015 $270M Assets October 2021 $4,132M Assets July 2019 $978M Assets April 2017 $386M Assets April 2019 $379M Assets February 2018 $1,110M Assets January 2018 $551M Assets February 2020 $745M Assets August 2016 $76M Assets Source: S&P Capital IQ Pro Note: Assets for acquired bank based on date of deal completion *Acquisition of Bank of Idaho Holding Company is pending and anticipated to close in Q2 2025. GBCI total assets shown for 12/31/2024 are pro forma for the pending acquisition. January 2024 $778M Assets 14

Topography of the United States
PACIFIC
OCEAN
ATLANTIC
OCEAN
Gulf of Mexico
Columbia Plateau
Great Basin
Colorado Plateau
Mojave Desert
Grand Canyon
ROCKY MOUNTAINS
GREAT PLAINS
Llano Estacado
Edwards Plateau
Ozark Plateau
APPALACHIAN MOUNTAINS
ATLANTIC COASTAL PLAIN
GULF COASTAL PLAIN
Central Valley
Sierra Nevada
Cascade Range
Bitterroot Range
L. Superior
L. Michigan
L. Ontario
L. Erie
Great Salt L.
Long Island
Chesapeake Bay
C. Hatteras
C. Fear
C. Canaveral
C. Cod
Mississippi Delta

Total Assets of Target Banks	Number of Target Banks								
	AZ	CO	Eastern WA	ID	MT	NV	UT	WY	Total
$100MM - $500MM	4	35	2	4	16	6	4	10	81
$500MM - $1.0B	2	11	2	2	4	0	2	6	29
$1.0B - $3.5B	0	5	1	3	4	2	5	0	20
$3.5B - $10.0B	0	3	0	0	1	0	0	0	4
Totals	6	54	5	9	25	8	11	16	134

Glacier Bancorp
15

Solid Financial Results 16

Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 2019 2020 2021 2022 2023 2024 $2.38 $2.81 $0.55 $0.29 $0.50 $0.39 $0.47 $0.45 $0.49 $0.54 $2.74 $2.01 • The decrease in 2024 EPS over 2023 EPS was driven primarily by the significant increase in funding costs combined with the increased costs associated with the acquisitions of Wheatland Bank and the six Rocky Mountain branches • 2024 non-interest expense of $578.5 million increased $51.1 million over the prior year, and was primarily driven by annual salary increases, increases in performance-related compensation, and the acquisitions of Wheatland Bank and the six Rocky Mountain branches $2.86 $1.68 17

0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2019 2020 2021 2022 2023 2024 1.62%1.64% 1.33% 0.81% 0.68% • ROA for 2024 was 0.68% • ROA of 0.62% for the third quarter of 2024 was in the 24th♦ percentile among Glacier’s peer group Return on Assets ♦BHCPR as of 9/30/2024 1.15% 18

4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2019 2020 2021 2022 2023 2024 16.15% 15.49% 16.59%16.85% 12.14% 9.61% • The Company’s historically high capital levels have made it more difficult to produce higher ROTE. Return on Tangible Equity 19

$100 $200 $300 $400 $500 $600 $700 $800 $900 2019 2020 2021 2022 2023 2024 $503 $600 $663 $788 $692 $705 4.39% 4.09% 3.42% 3.27% 2.73% YTD 2.77% • Net interest income of $705 million for 2024 increased $13 million, or 1.87%, over net interest income of $692 million for 2023 • Net interest margin of 2.77% for 2024 increased 4 basis points over the net interest margin of 2.73% for 2023 Net Interest Income / Margin (Dollars in millions) Q2 2.68% Q3 2.83% Q4 2.97% 20 Q1 2.59%

Net Interest Margin Year-to-Date 2024 compared to Year-to-Date 2023  Loans provided interest income of $951.3 million in 2024 compared to $821.6 million in 2023 primarily due to the increase in average yields (up 42 bps from 5.19% to 5.61%) and the increase in loan volume  Securities interest income decreased $7.1 million primarily due to average volume decreasing offset by average yields increasing 2.11% to 2.25%  Interest expense on deposits increased $110.3 million primarily due to the cost of deposits increasing 0.81% to 1.34%  Total cost of funding of $435.2 million increased $109.2 million , or 44 basis points, from $326.0 million. The increase of $109.2 million included a decrease of $66.3 million in interest expense from the Bank Term Funding Program (BTFP) borrowing and an increase of $45.7 million in interest expense from the FHLB borrowing 3.17% 3.16% 3.08% 3.02% 2.97% 2.91% 2.86% 2.82% 2.79% 2.77% 2.75% 2.73% 2.54% 2.58% 2.59% 2.61% 2.62% 2.64% 2.65% 2.68% 2.70% 2.72% 2.75% 2.77% 2.40% 2.50% 2.60% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% Jan Feb March April May June July Aug Sept Oct Nov Dec 2023 2024 (YTD NIM as of the end of each month) 21

Strong Balance Sheet 22

$13,864 $18,504 $25,941 $26,635 $27,743 $27,903 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 2019 2020 2021 2022 2023 2024 • Total assets organically decreased $1.020 billion, or 4%, during 2024 • Total assets grew $1.107 billion, or 4%, in 2023 • Decreased cash position by $506 million in 2024 Asset Trends (Dollars in millions) 23

11.00% 12.00% 13.00% CET1 ♦ 12.1% 12.5% Peers Glacier • Regulatory capital CET1 ratio was 12.7% at the end of 2024 • Regulatory capital CET1 was 12.5% at September 30, 2024, which was well above the peer median♦ CET 1 Capital Relative to Peers ♦ Proxy Compensation Peer Group Median as of 9/30/2024 24

Ample Liquidity of $14.5 Billion at December 31, 2024 • Ready access to liquidity totaling $9.2 billion • $4.9 billion in available borrowing capacity o Federal Reserve: $1.9 billion o FHLB: $2.5 billion o Correspondent banks: $0.5 billion • $3.5 billion of unpledged marketable securities • Cash of $0.8 billion • Additional liquidity totaling $5.3 billion • Access to brokered deposits: $4.2 billion • Over-pledged marketable securities: $1.1 billion 25

Strong Core Deposit Base • Our community banking model is customer relationship driven • Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, are 24% of total deposits • 34% of uninsured deposits are with customers that also have a loan relationship with us • Deposit accounts less than $250,000 have increased 2.6% year to date • Non-interest bearing deposits • 56% of non-interest bearing balances are in accounts with $250,000 or less • 50% of non-interest bearing deposits are with customers with multiple accounts • 79% of non-interest bearing balances are in business accounts 26

Strong Core Deposit Base - Continued • Demand and savings deposit characteristics • Deposit Granularity • Retail: 664,984 accounts ; average balance = $11,780 • Commercial: 162,652 accounts ; average balance = $59,969 • Relationship Length • Weighted average relationship age is 16 years • Composition Mix • Retail: 47% • Commercial: 45% • Public: 8% • Rural / Metro Mix • 78% in rural markets • 22% in metro markets ( population of 500,000 or more) 27

$10,776 $14,798 $21,337 $20,607 $19,929 $20,547 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 2019 2020 2021 2022 2023 2024 • During 2024: • total deposits increased $618 million, or 3% • core deposits also grew $618 million or 3%, • deposits and repurchase agreements increased $909 million, or 4% Deposit Trends (Dollars in millions) 28

Non- Interest Bearing 30% NOW and DDA 27% Savings 14% MMDA 14% CDs 15% Wholesale 0% 12/31/2023 Non- Interest Bearing 30% NOW and DDA 27% Savings 14% MMDA 14% CDs 15% Wholesale 0% 12/31/2024 Deposit Composition 29

$3,697 $5,455 $7,779 $7,691 $6,023 $6,137 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2019 2020 2021 2022 2023 2024 • Non-interest bearing deposits increased $114 million, or 2%, during 2024 • Non-interest bearing deposits were 30% of total core deposits at December 31, 2024 compared to 30% at December 31, 2023 Non-Interest Bearing Deposits (Dollars in millions) 30

0.24% 0.15% 0.09% 0.11% 1.22% 1.94% 1.10% 0.53% 0.21% 0.58% 2.49% 3.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% Glacier Peers • Interest-bearing deposit cost increased to 1.92% at December 31, 2024 due to market dynamics and the competitive rate environment • Total deposit cost increased to 1.34% at December 31, 2024 from 0.81% at December 31, 2023 • Core deposits are a competitive advantage and will be a key driver of future performance Interest-Bearing Deposit Cost Relative to Peers ♦ ♦Graph based on BHCPR as of 9/30/2024 31

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2019 2020 2021 2022 2023 2024 $364 $1,158 $419 $1,815 $951 $342 • Organic loan growth for 2024 was $342 million, or 2%, compared to $951 million, or 6% for 2023 Organic Loan Growth (Dollars in millions) 32

Residential Real Estate 11% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 2% 12/31/2023 Residential Real Estate 11% CRE 64% Other Commercial 18% HELOC 5% Other Consumer 2% 12/31/2024 Loan Composition 33

Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13%Utah 15% Washington 8% Wyoming 8% Colorado 9% Arizona 9% Nevada 4% 12/31/2024 Geographic Loan Dispersion 34

Term CRE Portfolio * Diversified and Low Risk Portfolio • Total portfolio $7.2 billion (42% of total portfolio) • Non-owner portfolio $4.0 billion (23% of total portfolio) • $892 thousand average loan balance • 58% average LTV • 0.12% past due rate • 0.04% non-performing • 98% of loans have recourse through guaranties • Geographically dispersed across 8 states 44% 56% TOTAL CRE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied UT 17% ID 12% MT 24%WY 6% NV 8% CO 11% WA 8% AZ 14% CRE GEOGRAPHIC DISPERSION * Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan. 35

Office CRE Portfolio * • $699 thousand average loan balance • 59% average LTV • 0.11% past due • 0.05% non-performing • 98% of loans have recourse through guaranties • Includes $146 million in medical office • 14% of office portfolio matures or reprices prior to 2026 • Limited exposure to loans above $10 million (1% of total loans). No office CRE loans above $20 million $217 $201 $290 $201 $176 $104 $313 $11 $- $50 $100 $150 $200 $250 $300 $350 2025 2026 2027 2028 2029 2030 2031-2035 2036 & After CRE Office by Earlier of Next Repricing or Maturity (in millions) $537 $631 $190 $154 $0 $0 $100 $200 $300 $400 $500 $600 $700 Under $1mil $1mil - $5mil $5mil - $10mil $10mil - $20mil Over $20mil CRE Office by Size Segment (in millions) % of Total Office 36% 42% 13% 10% 0% % of Total Portfolio 3% 4% 1% 1% 0% * Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan. 36

Office CRE - Continued Denver $41 million Phoenix $26 million Salt Lake City $24 million Suburban/Rural $1.42 billion • Highly diversified portfolio across 8 states primarily in rural markets • Portfolio in Denver, Phoenix, and Salt Lake City represent 6% of total office (0.5% of total loans) • $17 million in large metro central business districts (1% of total Office) Owner Occupied: $725 million Non-Owner Occupied: $788 million Metro vs. Rural (in millions) Denver Phoenix Salt Lake City Suburban/Rural 47.91% 52.09% CRE OFFICE BY OCCUPANCY TYPE Owner Occupied Non-Owner Occupied ID 11% CO 11% UT 18% WY 4% AZ 14% NV 9% WA 9% MT 24% OFFICE CRE GEOGRAPHIC DISPERSION 37

$2,800 $5,528 $10,370 $9,022 $8,288 $7,540 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 2019 2020 2021 2022 2023 2024 • Investment securities ended 2024 at 27% of total assets compared to 30% at the end of 2023 • Investment securities decreased $748 million, or 9%, during 2024 • Projected quarterly cash flow of $300 million to fund loan growth Investment Portfolio Trends (Dollars in millions) 38

US Gov't & Federal Agency 16% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 21% Corporate Bonds 0% Residential MBS 46% Commercial MBS 13% 12/31/2023 US Gov't & Federal Agency 18% US Gov't Sponsored Enterprises 4% State & Local Gov'ts 22% Corporate Bonds 0% Residential MBS 42% Commercial MBS 14% 12/31/2024 Investment Composition 39

Credit Quality 40

0.00% 0.10% 0.20% 0.30% 0.40% 2019 2020 2021 2022 2023 2024 0.27% 0.19% 0.12% 0.09% 0.10% • During 2024, NPAs increased $2.2 million to 0.10% of Bank assets compared to 0.09% of Bank assets in 2023 NPAs to Bank Assets 0.26% 41

CECL and Allowance for Credit Losses (ACL) • Commercial Asset Quality Ratings • Consumer Loan Past Due Status • Additional Qualitative Adjustments • Prepayment Speed Assumptions • Low levels of unemployment • Historical Loss Period Capture (Dollars in millions) Other Key Model Inputs National Economic Assumptions (December 2024) 3Q 24 4Q 24 1Q 25 2024 2025 GDP Change 0.7% 0. 6% 0.6% 2.5% 2.5% Unemployment Rate 4.2% 4.2% 4.3% 4.1% 4.3% 1.19% of Total Loans 1.19% of Total Loans 42

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 2019 2020 2021 2022 2023 2024 $57 $39,765 $23,076 $19,963 $14,795 $28,306 • Loan portfolio growth, composition, average loan size, credit quality considerations, economic forecasts and other environmental factors will determine the future level of credit loss expense or benefit Provision For Credit Losses (Dollars in thousands) 43

$0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 2019 2020 2021 2022 2023 2024 $6,806 $7,653 $2,329 $7,815 $10,316 $13,898 • During 2024, net charge-offs as a percentage of total loans were 0.08% compared to 0.06% in 2023 Net Charge-Offs (Dollars in thousands) 44

1.00% 1.25% 1.50% 1.75% 2019 2020 2021 2022 2023 2024 1.31% 1.42% 1.29% 1.20% 1.19% 1.19% • ACL was in the 46th♦ percentile of Glacier’s peer group for the third quarter 2024 • The ACL was 1.19% of loans at the end of 2024 and at the end of 2023 • As credit trends change, expect the ACL to adjust accordingly ACL as a Percentage of Loans ♦BHCPR as of 9/30/2024 45

Shareholder Return 46

$0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 • At December 31, 2024, Glacier’s dividend yield was 2.63% • The Company has declared 159 consecutive quarterly dividends Dividends Declared 47

10 Year Total Return 12/31/2014 – 12/31/2024 48

1 Year Total Return 12/31/2023 – 12/31/2024 49

A Definitive Ranking of Publicly Traded Banks Every publicly traded bank ranked by all-time total shareholder return * Includes both dividends paid and share price appreciation ** Normalized to account for the time period that each bank has been publicly traded GBCI shares have been publicly traded since 1984 Source: John J. Maxfield – President, Maxfield on Banks (April 19, 2024) Rank Symbol Bank All-Time Return* Annualized** 1 GBCI Glacier Bancorp, Inc. 35,870% 16.01% 50

Named by Forbes as a World’s Best Bank Five consecutive years (2020-2024) 51